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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - April 15, 2004
                                                           --------------



                         NORTH FORK BANCORPORATION, INC.
             (Exact name of Registrant as specified in its charter)




           Delaware                     1-10458              36-3154608
           --------                     -------              ----------
 (State or other jurisdiction         (Commission          (IRS Employer
        of incorporation)             File Number)       Identification No.)



   275 Broadhollow Road
        Melville, New York                                              11747
        ------------------                                              -----
  (Address of principal executive offices)                            (Zip Code)




       Registrant's telephone number, including area code: (631) 844-1004
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Item 12.  Results of Operations and Financial Condition
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         North Fork Bancorporation, Inc. issued a press release reporting earnings for the first quarter ended March 31, 2004 of $102.5 million or diluted earnings per share of $.68. The Company's returns on average stockholders' equity and assets in the current quarter were 26.6% and 1.96%, respectively. The full text of the earnings release is included herein as Exhibit 99.1.



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                                    SIGNATURE
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         Pursuant to the requirements of the Securities and Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     April 15, 2004





NORTH FORK BANCORPORATION, INC.


By:   /s/  Daniel M. Healy
-------------------------------
Daniel M. Healy
Executive Vice President
Chief Financial Officer


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